Exhibit 99.1

Exhibit 99.1

Second Quarter 2004 Investor Presentation

Lehman Brothers

Financial Services Conference September 13 - 15, 2004

Forward-looking Statements and Risk Factors

This presentation, like many written and oral communications presented by the Company and its authorized officers, may contain certain forward-looking statements regarding its prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies, including the recent deleveraging of its balance sheet and extension of its liabilities, is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in general economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, competition, and demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services. Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company’s SEC filings, which are available at the Company’s web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Investment Features

We have a successful business model built on our fundamental strengths.

A leading financial institution in the Metro New York market

A great lending niche

Exceptional asset quality

Solid funding sources

A highly efficient operation

A record of successful merger transactions

The capacity to grow earnings and capital

Market Leader

We are a leading lender, depository, and revenue producer in the NY metro region.

The leading producer of multi-family loans in New York City, with a portfolio of $8.5 billion at 6/30/04 (a)

The second largest thrift depository in the New York metro region, with 142 locations and deposits of $10.0 billion (a)(b)

The leading supermarket banking franchise in the New York metro region, with 52 in-store branches (a)

Ranked within the top 3% of U.S. thrifts generating income from investment product sales (c)

(a) SNL DataSource

(b) NY metro region includes Queens, Kings, Richmond, Nassau, and Suffolk counties. (c) Singer’s Annuity and Funds Report

Multi-family Loans: Key Features

Our primary lending niche is highly profitable, efficient, and resilient.

Niche: Rent-controlled and -stabilized buildings in NYC

5-year fixed / 5-year adjustable rates

Pre-payment penalties: 5-4-3-2-1 points in years 1 through

5

Loan structure enhances term yields

Approximately 86% of loans refinance with the Bank within 4 years

No losses in 2 decades

Multi-family Loans: Key Statistics

We are the leading producer of multi-family loans for portfolio in New York City.

(in millions)

Multi-family Loan Portfolio

339%

12/31/00 $1,946

12/31/01 $3,255

12/31/02 $4,494

12/31/03 $7,369

6/30/04 $8,536

At 6/30/04

Average principal balance: $2.7 million

Average loan-to-value: 59.0%

Expected weighted average life: 3.8 years

1H 2004 originations: $2.2 billion

% of total loans: 71.9%

Multi-family Lending: The Refinancing Cycle

Our unique refinancing cycle has supported the growth of our earnings by providing higher term yields on short-term assets.

NYB Originates Multi-Family Loan Based on Income Stream Produced by the Property

Borrower Uses Funds to Improve the Property

Rent Roll / Income Stream Increases over the Short Term (3–5 years)

NYB Refinances Loan Based on Higher Income Stream, Increasing Loan Size and Term Yield

Borrower Uses Funds to Improve the Property

Rent Roll / Income Stream Increases over the Short Term (3–5 years)

NYB Refinances Loan Based on Higher Income Stream, Increasing Loan Size and Term Yield

Commercial Real Estate Loans: Key Features

Our CRE loans are made in accordance with the same terms as our multi-family loans.

Niche:

Office and mixed-use buildings in NYC

National credit retail shopping centers on Long Island

5-year fixed / 5-year adjustable rates

Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5

Conservative credit review

No losses in more than a decade

Commercial Real Estate Loans: Key Statistics

Our commercial real estate portfolio has grown 249% in the past 18 months.

(in millions)

Commercial Real Estate Loan Portfolio

474%

12/31/00 $324

12/31/01 $562

12/31/02 $533

12/31/03 $1,445

6/30/04 $1,859

At 6/30/04

Average principal balance: $1.7 million

Average loan-to-value: 57.7%

Expected weighted average life: 4.5 years

1H 2004 originations: $569 million

% of total loans: 15.7%

Construction Loans: Key Features

We lend to 9 of the top 10 developers on Long Island.

Niche: Residential unit subdivisions on Long Island

Floating rate tied to various economic indices

Bulk of proceeds distributed upon completion of units with a signed contract of sale

No losses in more than a decade

Construction Loans: Key Statistics

Our asset mix has been enhanced by the addition of Roslyn’s lending relationships.

(in millions)

Construction Loan Portfolio

1,176%

12/31/00 $59

12/31/01 $152

12/31/02 $117

12/31/03 $644

6/30/04 $753

At 6/30/04

Average principal balance: $2.2 million

Average loan-to-value: 52.0%

Term: 18-24 months

1H 2004 originations: $260 million

% of total loans: 6.3%

1-4 Family Loans: Key Features

The way we lend has boosted our revenues & efficiency, and reduced our credit risk.

Extensive menu of fixed- and adjustable-rate loans offered

All loans originated by a third-party conduit

Loans sold to the conduit within 10 days of closing, service-released

Provides other income with no credit risk

1-4 Family Loans: Key Statistics

The 1-4 family loan portfolio largely consists of loans acquired in merger transactions.

(in millions)

1-4 Family Loan Portfolio

53%

12/31/00 $1,267

12/31/01 $1,318

12/31/02 $266

12/31/03 $731

6/30/04 $594

At 6/30/04

Average principal balance: $104,000

Average loan-to-value: 38.0%

Expected weighted average life: 16.2 years

1H 2004 originations: $88 million

% of total loans: 5.0%

Loan Production

We are currently projecting 25% net loan growth in 2004.

(in millions)

Commercial Real Estate Loans

Construction Loans

1-4 Family Loans

Other Loans

Multi-family Loans

1H 2004 Loan Originations:

Multi-family $2,213

Commercial real estate 569

Construction 260

1-4 Family 88

Other 38

Total Loan Originations $3,168

Asset Quality: Key Statistics

Our loan portfolio is structured to reduce credit risk.

39 consecutive quarters without any net charge-offs against the loan loss allowance

NPLs = 0.19% of loans, net, at 6/30/04

NPAs = 0.14% of total assets at 6/30/04

Excluding an $11.0 million loan that is under contract for sale in 3Q 2004, NPAs = 0.09% of total assets; no loss is expected on the loan

No losses on local-market multi-family loans in 2 decades

No losses on residential unit subdivision construction loans in 10+ years

Allowance for loan losses = 348.62% of NPLs

Funding: Key Statistics

We are the second largest thrift depository in our market. (a)(b)

(in millions)

Core Deposits

347%

12/31/00 $1,383

12/31/01 $3,043

12/31/02 $3,307

12/31/03 $5,967

6/30/04 $6,177

(a) Queens, Kings, Richmond, Nassau, and Suffolk Counties. (b) SNL DataSource (c) Excludes four recent de novo branches.

Core deposits = 62% of total deposits

Average deposits per traditional branch: $120 million (a)(c)

Number of account relationships: 891,000

Market share in core markets (b):

Nassau County: #2 thrift, #4 bank

Queens County: #2 thrift, #5 bank

Richmond County: #2 thrift, #2 bank

Funding: Growth Strategy

We are transitioning from a wholesale to a retail funding strategy.

(in millions)

6/30/04 $9,924 $10,016

Wholesale Borrowings Deposits

2Q 2004

Reduced wholesale borrowings by $5.1 billion

Initiated gift campaign

3Q 2004

Established regional manager structure

Initiated incentive-based campaign

Brought deposit rates in line with market

Introduced new checking / savings products that lock in deposits

Funding: Our Branch Network

Our footprint has expanded from 14 to 142 locations since November 2000.

Division

Market Served

Traditional Branches

In-store Branches

Total

Queens 25 8 33

Long Island 33 27 62(a)(b)

Staten Island 17 5 23(b)

Brooklyn 4 5 9

Westchester & Other NYC - 6 6

Hudson County, NJ 4 - 4

Essex & Union Counties, NJ 4 1 5

87 52 142

(a) Includes one traditional branch in the Bronx.

(b) Includes a customer convenience center.

Funding: Cash Flows

Cash flows from securities will be redeployed into loan production in 1H 2004 & 2005.

(in millions)

1H 2004 Projected 2H 2004 Projected 2005

Interest Rate Scenario:

Flat $1,931 $950 $1,330

+ 200 bp $1,931 $800 $950

Efficiency

Efficiency is a key component of our financial performance.

Efficiency Ratio

2000 2001 2002 2003 1H 2004

U.S. Thrifts (a) 65.72% 65.21% 63.26% 65.10% 66.09% NYB 30.20%(b) 30.50%(b) 25.32% 23.59%(b) 18.31%(c)

(a) SNL industry data. (b) Core efficiency ratio.

(c) Excludes a $157.2 million repositioning charge in 2Q 2004.

Sources of Efficiency

Emphasis on multi-family lending

Above-average deposits per traditional branch

Franchise expansion through M & A

Cost-effective de novo branch expansion

Hub & spoke approach to in-store branching

Profitable third-party alliances

Successful Merger Transactions: Key Features

We have a solid record of successful merger transactions.

Merger Transactions:

Acquired Haven Bancorp (HAVN) on 11/30/00

Merged with Richmond County Financial Corp. (RCBK) on 7/31/01

Merged with Roslyn Bancorp (RSLN) on 10/31/03

Features:

Mergers completed within 4-5 months of announcement

Systems integrated within 3 months of completion

Immediately accretive to earnings

Post-merger balance sheet restructuring enhanced quality of assets and earnings

Earnings Capacity: Historical Performance

From 1998 to 2003, the Company grew its core earnings 1,087%. (a)

(in thousands)

1,087%

1998 $26,944

1999 $30,164

2000 $31,822

2001 $121,312

2002 $229,230

2003 $319,695

92%

1H 2003 $139,120

1H 2004(b) $267,657

(a) Please see reconciliation of core earnings to GAAP earnings on page 30.

(b) Excludes an after-tax repositioning charge of $94.9 million, or $0.35 per diluted share, in 2Q 2004.

Please see reconciliation to GAAP earnings on page 30.

Earnings Capacity: 2004 Outlook

Excluding the repositioning charge in the second quarter, we are currently projecting 2004 diluted EPS in the range of $1.77 to $1.82. (a)(b)(c)

(dollars in thousands)

Earnings Excluding

Repositioning Charge: 1H 2004

Net interest income $448,743

Other operating income 68,462

Non-interest expense 100,418

Income tax expense 149,130

Net income $267,657

Additional contributions to tangible stockholders’ equity 38,913

Cash earnings (d) $306,570

Profitability Measures (a)(d) 1H 2004

Diluted EPS $0.99

Diluted Cash EPS 1.13

ROA 2.04%

Cash ROA 2.34

ROE 16.63

Cash ROE 19.04

Efficiency ratio 18.31

Cash efficiency ratio 17.28

(a) Excludes an after-tax repositioning charge of $94.9 million, or $0.35 per diluted share, in 2Q 2004. (b) Including the charge, our current 2004 diluted EPS estimates range from $1.42 to $1.47.

(c) Assumes a 100-basis point increase in interest rates in 2H 2004 and a flattening yield curve. (d) Please see reconciliation of GAAP and non-GAAP earnings on pages 30 and 31.

Appendix

Assets

We have better positioned our balance sheet for future interest rate increases.

(in millions)

Multi-family Loans

Commercial Real Estate Loans

Construction Loans

1-4 Family & Other Loans

Available-for-Sale Securities

Held-to-Maturity Securities

Total Assets at 6/30/04 $24,088

Loans:

Multi-family $8,536

Commercial real estate 1,859

Construction 753

1-4 Family & Other 729

Total Loans $11,877

Securities:

Available-for-sale $3,934

Held-to-maturity 4,530

Total Securities $8,464

Investment Securities

Mortgage-backed and -related securities represented 73% of total securities at 6/30/04.

(dollars in millions)

Debt & Equity Securities Held to Maturity

Mortgage-backed & -related Securities Available for Sale

Debt & Equity Securities Available for Sale

Mortgage-backed and -related Securities Held to Maturity

At June 30, 2004

Carrying Value Estimated Book Yield

Total available for sale $3,934 4.55%

Total held to maturity $4,530 5.46%

Available-for-Sale Securities

The estimated average life of the available-for-sale portfolio was 4.29 years at 6/30/04.

(dollars in thousands)

At June 30, 2004

Carrying Value Estimated Book Yield Estimated Avg. Life (in years)

Available-for-sale mortgage-backed and -related securities:

Mortgage-backed securities $1,660,003 4.38% 5.36

Private label CMOs 1,299,158 4.61 3.19

Agency CMOs 641,591 4.29 3.77

Total available-for-sale mortgage-backed and -related securities $3,600,752 4.45% 4.29

Deposits

Core deposits represented 62% of total deposits at 6/30/04.

(in millions)

Core Deposits

Non-interest-bearing

CDs

NOW & MMA

Savings

Deposits:

NOW & MMA $2,594

Savings 2,846

CDs 3,839

Non-interest-bearing 737

Total Deposits $10,016

Interest Rate Risk Profile

We have significantly improved our interest rate risk profile.

At June 30, 2004

Interest Rate Sensitivity Gap:

1-year Gap: 0.20%

3-year Gap: 6.40%

5-year Gap: 18.15%

Net Interest Income Simulation (a):

+200 basis points over 12 months: (2.44)%

-200 basis points over 12 months: 0.03%

(a) In addition to a flattening yield curve, the Company’s projected 2005 diluted earnings per share already assume a 200-basis point increase in interest rates over the next 12 months.

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s GAAP and core earnings for the twelve months ended December 31, 1999, 2000, 2001, and 2003. There is no reconciliation presented for 1998 or 2002 as the Company’s GAAP and core earnings were identical during those years.

For the Years Ended December 31,

2003 2001 2000 1999

(in thousands, except per share data)

Net income $323,371 $104,467 $24,477 $31,664

Adjustments to net income:

Gain on sales of Bank-owned property (37,613) (1,500) (13,500) —

Curtailment gain — — — (1,600)

Early retirement charge — — — 735

Merger-related expenses 20,423 22,800 24,800 —

Income tax expense adjustment — 3,000 — —

Total adjustments to net income (17,190) 24,300 11,300 (865)

Income tax expense (benefit) on adjustments 13,514 (7,455) (3,955) (635)

Core earnings $319,695 $121,312 $31,822 $30,164

Basic core earnings per share $1.68 $0.89 $0.42 $0.41

Diluted core earnings per share $1.63 $0.87 $0.41 $0.40

The following table presents the Company’s 1H 2004 earnings both including and excluding the 2Q 2004 charge that was recorded in connection with the repositioning of its balance sheet.

For the

Six Months Ended

June 30, 2004

(in thousands, except per share data)

Net income $172,778

Adjustments to net income:

Repositioning charge 157,215

Income tax benefit (62,336)

Net income excluding repositioning charge $267,657

Basic earnings per share $1.03

Diluted earnings per share $0.99

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s GAAP and cash earnings for the six months ended June 30, 2004. Cash earnings data is shown both with and without the second quarter 2004 repositioning charge.

For the

Six Months Ended

June 30, 2004

(in thousands, except per share data)

Net income $172,778

Additional contributions to tangible stockholders’ equity:

Amortization and appreciation of shares held in stock-related benefit plan 5,331

Associated tax benefits 25,531

Dividends on unallocated ESOP shares 2,331

Amortization of core deposit intangibles 5,720

Total additional contributions to tangible stockholders’ equity 38,913

Cash earnings $211,691

Adjustments to cash earnings:

Net loss on sales of securities relating to balance sheet repositioning 157,215

Income tax benefit on adjustment (62,336)

Cash earnings excluding charge $306,570

Basic cash earnings per share $1.18

Diluted cash earnings per share $1.13

For More Information:

The Company trades on the NYSE under the symbol “NYB”.

Log onto our web site: www.myNYCB.com

E-mail requests to: ir@myNYCB.com

Call Investor Relations at: (516) 683-4420

Write to: New York Community Bancorp, Inc.

615 Merrick Avenue

Westbury, NY 11590

9/13/04